SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)     December 27, 2001
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                          THE WARNACO GROUP, INC.
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             (Exact Name of Registrant as Specified in Charter)


   Delaware                         1-10857                   95-4032739
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(State or Other Jurisdiction       (Commission             (IRS Employer
 of Incorporation)                 File Number)            Identification No.)


90 Park Avenue, New York, New York                              10016
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code      (212) 661-1300
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                                    N/A
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       (Former Name or Former Address, if Changed Since Last Report)



Item 5.  Other Events.

         On December 27, 2001, The Warnaco Group, Inc. (the "Company") issued a press release announcing that it had received approval from the U.S. Bankruptcy Court for the Southern District of New York of a motion that amends the Company's Debtor-in Possession (DIP) financing agreement.

         The press release is filed as Exhibit 99.1 to this Form 8-K, and is incorporated by reference in this Form 8-K.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)  Exhibits.

         99.1  Press Release, dated December 27, 2001


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            THE WARNACO GROUP, INC.


Dated:   December 27, 2001                  By: /s/ Stanley P. Silverstein
                                               ------------------------------
                                            Name:  Stanley P. Silverstein
                                            Title: Vice President, General
                                                   Counsel and Secretary



                               EXHIBIT INDEX


Exhibit No.       Description

99.1              Press Release, dated December 27, 2001